UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

VALVOLINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on January 31, 2019.

VALVOLINE INC.

PROXY TABULATOR

P.O. BOX 9112 FARMINGDALE,

NY 11735

Meeting Information

Meeting Type:         Annual

For holders as of:    December 3, 2018

Date: January 31, 2019        Time: 8:00 a.m. Eastern Time

Location:	Valvoline Inc.
100 Valvoline Way
Lexington, KY 40509

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

      Before You Vote

          How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT    ANNUAL REPORT ON FORM 10-K

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR each of the Director nominees in proposal 1 and FOR proposals 2, 3 and 4.

1.	Election of 8 Directors to serve until the following annual meeting of Valvoline’s shareholders and until their successors have been duly elected and qualified, as set forth in the Proxy Statement.

Nominees:

1a.	Richard J. Freeland

1b.	Stephen F. Kirk

1c.	Carol H. Kruse

1d.	Stephen E. Macadam

1e.	Vada O. Manager

1f.	Samuel J. Mitchell, Jr.

1g.	Charles M. Sonsteby

1h.	Mary J. Twinem
2.	Ratification of the appointment of Ernst & Young LLP as Valvoline’s independent registered public accounting firm for fiscal 2019.

3.	A non-binding advisory resolution approving Valvoline’s executive compensation, as set forth in the Proxy Statement.

4.	Approval of an Amendment to the 2016 Valvoline Inc. Incentive Plan.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.